Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 11,718.59
Total Fee Amount	11,718.59
Total Transaction Valuation	84,855,800.00
Total Offset Amount	0.00
Net Fee	$ 0.00